                                                                   EXHIBIT 10.61

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY  10112
Attention:  G. Monique Escudero, Esq.

                   SPACE ABOVE THIS LINE FOR RECORDER'S USE
--------------------------------------------------------------------------------

                         MORTGAGE, ASSIGNMENT OF RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING

                                       by

                                G&L HAMPDEN, LLC
                      a Delaware limited liability company
                              having an address of

                       435 North Bedford Drive, 1st Floor
                Beverly Hills, California 90210  (as Mortgagor)

                                       to

                        NOMURA ASSET CAPITAL CORPORATION
                              having an address at
                     Two World Financial Center, Building B
                         New York, New York  10281-1198
                                 (as Mortgagee)

Property:  _______________________________
           ____________, Massachusetts

                         MORTGAGE, ASSIGNMENT OF RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING


     THIS MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Mortgage") is made as of the ___ day of October, 1997 by and among G&L
       --------
HAMPDEN, LLC, a Delaware limited liability company, having an address at 435 North Bedford Drive, 1st Floor, Beverly Hills, California 90210, Attention:
Mark H. Hamermesh, Telefax Number (310) 248-2222 (the "Mortgagor"), for the
                                                       ---------
benefit of NOMURA ASSET CAPITAL CORPORATION, having an address at Two World Financial Center, Building B, New York, New York 10281-1198, Attention: Raymond
M. Anthony, Telefax Number (212) 667-1666 (together with its successors and assigns, the "Mortgagee").
              ---------


                              W I T N E S S E T H:

     WHEREAS, the Mortgagor and the Mortgagee are parties to a Loan Agreement dated as of the date hereof (said Loan Agreement, as modified and supplemented and in effect from time to time, the "Loan Agreement");
                                      --------------

     WHEREAS, the Loan being made in connection with this Mortgage is to be evidenced by, and repayable with interest thereon, Default Rate interest, and Late Charges, together with the Yield Maintenance Premium, if any, in accordance with a promissory note executed and delivered to the order of the Mortgagee (such note, as modified and supplemented and in effect from time to time, the

"Note");
-----

     WHEREAS, Mortgagor contemplates that Mortgagee's interest in and to, inter alia, the Loan (or a portion thereof), the Note, this Mortgage and the Loan Documents may be assigned by Mortgagee to another Person, including without limitation to a trustee on behalf of security holders in connection with a Securitization;

     NOW, THEREFORE, in consideration of the making of the Loan by the Mortgagee to the Mortgagor and the covenants, agreements, representations and warranties set forth in the Loan Documents, and for the purpose of securing the following (collectively, the "Loan Obligations"):
                    ----------------

     (a) all principal (including, without limitation, any advance to the Mortgagor now or hereafter made), interest, Default Rate interest, Late Charges, the Yield Maintenance Premium, if any, owing from time to time under the Note, and all obligations owing by the Mortgagor under the Loan Documents and all amounts from time to time owing by the

Mortgagor under this Mortgage or any of the other Loan Documents; and

     (b) all covenants, agreements and other obligations of Mortgagor under the Loan Documents;

the Mortgagor hereby irrevocably grants, bargains, sells, releases, conveys, warrants, assigns, transfers, mortgages, pledges, sets over and confirms unto Mortgagee, its successors and assigns, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, to have and to hold forever, subject to all of the terms, conditions, covenants and agreements herein set forth, for the security and benefit of Mortgagee and its respective successors and assigns, with MORTGAGE COVENANTS, all Mortgagor's interest now owned or hereafter acquired in the following described land, real estate, buildings, improvements, equipment, fixtures, furniture, and other personal property (which together with the Security Interest Property and any additional such property and interests hereafter acquired by the Mortgagor and subjected to the lien of this Mortgage, or intended to be so, as the same may be from time to time constituted, is hereafter referred to as the "Mortgaged Estate") to-wit:
                              ----------------

(a)  All the land located in the County and State identified in Exhibit A
                                                                ---------
attached hereto, as more particularly described in such Exhibit A, subject,
                                                        ---------
however, to the Permitted Encumbrances (the "Land");
                                             ----

     (b) All Improvements and Equipment (the Land, Improvements and Equipment collectively, the "Facility");
                   --------

     (c)  All Appurtenant Rights;

     (d)  All Rents;

     (e)  All Collateral; and

     (f)  All products and Proceeds.

     AND, as additional security, Mortgagor, as debtor, hereby grants to Mortgagee, as secured party, a continuing security interest in the foregoing property and in the Collateral, and any property as to which a security interest can be created or perfected, now existing or hereafter coming into existence, and all substitutions, replacements, renewals and additions to and all products and Proceeds of the foregoing (collectively, the "Security Interest Property").
                                                  --------------------------

This Mortgage is intended to be and shall be effective as a security agreement pursuant to the UCC.

     TO HAVE AND TO HOLD the Mortgaged Estate and all parts thereof unto the Mortgagee, its successors and assigns, their successors and assigns forever, subject however to the Permitted Encumbrances and the terms and conditions herein;

     PROVIDED, HOWEVER, that these presents are upon the express condition that, if the Mortgagor shall (i) pay or cause to be paid to the Mortgagee the principal, interest, Default Rate interest, Late Charges, and the Yield Maintenance Premium, if any, payable in respect to the Note, at the times and in the manner stipulated therein and herein, all without any deduction or credit for taxes or other similar charges paid by the Mortgagor, and shall keep, perform, and observe all and singular the covenants and promises in each of the Loan Documents and in the Loan Agreement expressed to be kept, performed, and observed by and on the part of the Mortgagor, all without fraud or delay or (ii) comply with the provisions of Section 2.11 of the Loan Agreement, then this
                              ------------
Mortgage, and all the properties, interests, and rights hereby granted, bargained, and sold shall cease, terminate and be void; otherwise the same shall remain in full force and effect.

     TO PROTECT THE SECURITY OF THIS MORTGAGE, THE MORTGAGOR HEREBY COVENANTS AND AGREES AS FOLLOWS:


                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1.  Certain Defined Terms. For all purposes of this Mortgage all
                   ---------------------
capitalized terms shall have the meaning ascribed thereto in the Loan Agreement unless defined herein, and:

     "Accounts" means all of Mortgagor's "accounts," as such term is defined in
      --------
the UCC, and, to the extent not included in such definition, all rights to payment for goods sold or leased arising from the ownership of the Facility and not evidenced by an Instrument, including, without limitation, all accounts and accounts receivable arising from the ownership of the Facility, now existing or hereafter coming into existence, and all proceeds thereof (whether cash or non cash, movable or immovable, tangible or intangible) received from the sale, exchange, transfer, collection or other disposition or substitution thereof.

     "Appurtenant Rights" means all easements, rights-of-way, strips and gores
      ------------------
of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, air rights, development rights and powers, and, to the extent now or hereafter owned by the Mortgagor, all minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter appurtenant to, or used in connection with, or located on, under or above the Land, or any part or parcel thereof, and all ground leases, subleases, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversions, and remainders whatsoever, in any way belonging, relating or appertaining to the Land or any part thereof.

     "Collateral" means, collectively, the Accounts, Account Collateral,
      ----------
Appurtenant Rights, Equipment, General Intangibles, goods, Improvements, Instruments, Inventory, Leases, Land, Licenses, Money, Permitted Investments (to the full extent assignable) Permits, Rents, investment properties, and letters of credit, and all Proceeds and products of any of the foregoing, all whether now owned or hereafter acquired, and all other property which is or hereafter may become subject to a Lien in favor of Lender.

     "Condemnation Proceeds" means any and all awards, compensation,
      ---------------------
reimbursement and proceeds paid or to be paid in connection with a Taking.

     "Equipment" means all of Mortgagor's "equipment," as such term is defined
      ---------
in the UCC, and, to the extent not included in such definition, all fixtures, appliances, machinery, furniture, furnishings, decorations, tools and supplies, now owned or hereafter acquired by Mortgagor, including without limitation, all beds, linens, radios, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, restaurant and kitchen equipment, all medical, dental, rehabilitation, therapeutic and paramedic equipment and supplies, any building equipment, including without limitation, all heating, lighting, incinerating, waste removal and power equipment, engines, pipes, tanks, motors, conduits, switchboards, security and alarm systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigeration, washing machines, dryers, stoves, refrigerators, ventilating, and communications apparatus, air cooling and air conditioning apparatus, escalators, elevators, ducts, and compressors, materials and supplies, and all other machinery, apparatus, equipment, fixtures and fittings now owned or hereafter acquired by Mortgagor wherever located, any portion thereof or any appurtenances thereto, together with all additions, replacements, parts, fittings, accessions, attachments, accessories, modifications and alterations of any of the foregoing.

     "Equity Interests" mean (a) if Mortgagor is a limited partnership, limited
      ----------------
partnership interests in Mortgagor or (b) if Mortgagor is a limited liability company, membership interests in Mortgagor; provided, however, that Equity Interests shall not include any direct or indirect legal or beneficial ownership interest, or any other interest of any nature or kind whatsoever, of the SPE Equity Owner in any Mortgagor.

     "Event of Default" has the meaning provided in Section 5.1.
      ----------------                              -----------

     "Facility" has the meaning provided in the Recitals of this Mortgage.
      --------

     "General Intangibles" means all of Mortgagor's "general intangibles," as
      -------------------
such term is defined in the UCC, and, to the extent not included in such definition, all intangible personal property of Mortgagor (other than Accounts, Rents, Instruments, Inventory, Money and Permits), including, without limitation, chooses in action, settlements, judgments, contract rights, rights to performance (including, without limitation, rights under warranties) refunds of real estate taxes and assessments and other rights to payment of Money, copyrights, trademarks, trade names, service marks, trade secrets, and patents, the goodwill associated with any of the foregoing, and all applications for any of the foregoing, in each case whether now existing or hereafter in existence.

     "Initial Operator" means Hampden Nursing Homes, Inc., a Massachusetts not-
      ----------------
for-profit corporation.

     "Impositions" means all ground rents and all taxes (including, without
      -----------
limitation, all real estate, ad valorem or value added, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction privilege, privilege, license or similar taxes), assessments (including, without limitation, to the extent not discharged prior to the Closing Date, all assessments for public improvements or benefits, whether or not commenced or completed within the term of this Mortgage), water, sewer or other rents and charges, excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of the Facility, (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a Lien upon (i) Mortgagor (including, without limitation, all income, franchise, single business or other taxes imposed on Mortgagor for the privilege of doing business in the jurisdiction in which the Facility, or any other Security Interest Property is located), (ii) the Facility, or any other Security Interest Property or any part thereof, or (iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Facility or the leasing or use of the Facility or any part thereof, or the acquisition or financing of the acquisition of the Facility by Trustor.

     "Improvements" means all buildings, structures and improvements of every
      ------------
nature whatsoever situated on the Land on the Closing Date for the Facility or thereafter, including, without limitation, to the extent of Mortgagor's right, title or interest therein or thereto, all gas and electric fixtures, radiators, heaters, washing machines, dryers, refrigerators, ovens, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, antennas, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to the Land or said buildings, structures or improvements.

     "Instruments" means all of Mortgagor's "instruments," as such term is
      -----------
defined in the UCC, and, to the extent not included in such definition, all instruments, chattel paper, documents or other writings obtained by Mortgagor from or in connection with the ownership of the Facility evidencing a right to the payment of Money, including, without limitation, all notes, drafts, acceptances, documents of title, and policies and certificates of insurance, including but not limited to, liability, hazard, rental and credit insurance, guarantees and securities, now or hereafter received by Mortgagor or in which Mortgagor has or acquires an interest pertaining to the foregoing.

     "Insurance Proceeds" means any and all Proceeds of any policy of insurance
      ------------------
required by this Mortgage to be obtained and maintained by Mortgagor.

     "Insurance Requirements" means all material terms of any insurance policy
      ----------------------
required pursuant to this Mortgage and all material regulations and any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over the Mortgaged Estate, or such other body exercising similar function.

     "Inventory" means all of Mortgagor's "inventory," as such term is defined
      ---------
in the UCC, and, to the extent not included in such definition, all goods now owned or hereafter acquired by Mortgagor intended for sale or lease, including without limitation, all inventories held by Mortgagor for sale or use at or from the Facility, and all other such goods, wares, merchandise, and materials and supplies of every nature owned by Mortgagor and all such other goods returned to or repossessed by Mortgagor.

     "Land" has the meaning provided in the Recitals to this Mortgage.
      ----

     "Leases" means all leases and other agreements or arrangements affecting
      ------
the use or occupancy of all or any portion of the Facility now in effect or hereafter entered into (including, without limitation, all lettings, subleases, licenses, concessions, tenancies and other occupancy agreements covering or encumbering all or any portion of the Facility), together with any guarantees, supplements, amendments, modifications, extensions and renewals of the same, and all additional remainders, reversions, and other rights and estates appurtenant thereto.

     "Loan" has the meaning provided in the Recitals to this Mortgage.
      ----

     "Loan Agreement" has the meaning provided in the Recitals to this Mortgage.
      --------------

     "Loan Obligations" has the meaning provided in the Recitals to this
      ----------------
Mortgage.

     "Material Lease" means the Operator Lease.
      --------------

     "Money" means all moneys, cash, rights to deposit or savings accounts,
      -----
credit card receipts, rents or other items of legal tender obtained from or for the use in connection with the ownership or operation of the Facility.

     "Mortgaged Estate" has the meaning provided in the recitals to this
      ----------------
Mortgage.

     "Mortgagee" has the meaning provided in the heading of this Mortgage.
      ---------

     "Mortgagor" has the meaning provided in the heading of this Mortgage.
      ---------

     "Note" has the meaning provided in the recitals to this Mortgage.
      ----

     "Operator" means each of the Initial Operator and the Subsequent Operator,
      --------
or any successor or assign, as operator of the Facility, which successor or assign shall be acceptable to Lender in Lender's sole discretion and "Operators"
                                                                      ---------
means all such entities collectively.

     "Operator Lease" means with respect to a Facility, that certain operator
      --------------
lease between the Borrower and the applicable Operator for the lease of all or a part of a Facility, together with any guarantees, supplements, amendments, modifications, extensions and renewals of the same, and all additional remainders, reversions, and other rights and estates appurtenant thereto and

"Operator Leases" means all such agreements collectively.
 ---------------

     "Permits" means Mortgagor's interest in, with respect to the Facility, all
      -------
licenses, registrations, permits, allocations, filings, authorizations, approvals and certificates used in connection with the ownership, construction, renovation, use or occupancy of the Facility, including, without limitation, to the extent issued to Mortgagor as owner of the Mortgaged Property, building permits, business licenses, state health department licenses, food service licenses, liquor licenses, licenses to conduct business, certificates of need or similar certificates, approvals issued by any state health department, and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning ownership, construction or renovation, use or occupancy of the Facility.

     "Permitted Encumbrances" means, with respect to a Facility (or, as
      ----------------------
applicable, with respect to all of the Facilities), collectively, (i) the Lien created by the Related Mortgage or the other Loan Documents, (ii) all Liens and other matters disclosed in the applicable Title Insurance Policy concerning such Facility, or any part thereof which have been approved by Lender in Lender's discretion, (iii) Liens, if any, for Impositions imposed by any Governmental Authority not yet due or delinquent or being contested in good faith and by appropriate proceedings in accordance with the Related Mortgage, (iv) without limiting the foregoing, any and all governmental, public utility and private restrictions, covenants, reservations, easements, licenses or other agreements of an immaterial nature which may be granted by Borrower after the Closing Date and which do not materially and adversely affect (a) the ability of Borrower to pay any of its obligations to any Person as and when due, (b) the marketability of title to such Facility, (c) the fair market value of such Facility, or (d) the use or operation of such Facility as of the Closing Date and thereafter and (v) only until satisfaction in full of the Receivables Financing, the Lien granted by the Operator in connection with the Receivables Financing on the Pledged Accounts.

     "Permitted Transfers" shall mean, provided that no Event of Default has
      -------------------
occurred: (i) Permitted Encumbrances; (ii) all transfers of worn out or obsolete furnishings, fixtures or equipment that are promptly replaced with property of equivalent value and functionality; (iii) all Leases which are not Material Leases; (iv) all Material Leases which have been approved by Mortgagee in writing in Mortgagee's discretion; (v) transfers of Equity Interests in Mortgagor which in the aggregate during the term of the Loan (a) do not exceed 49% of the total interests in Mortgagor and (b) do not result in any partner's, member's or other Person's interest in Mortgagor exceeding 49% of the total interests in Mortgagor and (vi) any other transfer of Equity Interests provided that (a) prior to any Securitization, Mortgagee shall have consented to such transfer or transfers, (b) after any Securitization, Mortgagee shall have consented to such transfer or transfers and the Rating Agencies shall have confirmed in writing that such transfer or transfers shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with such Securitization, (c) acceptable opinions relating to such transfer or transfers shall have been delivered by Mortgagor to Mortgagee and the Rating Agencies (including without limitation tax and bankruptcy opinions) and (d) Mortgagor pays all reasonable expenses incurred by Mortgagee in connection with such transfer or transfers and (vii) a transfer of the Facility to a single purchaser not more than one time during the term of the Loan, provided that prior to such transfer (a) Mortgagor shall pay Mortgagee a fee of one percent (1%) of the Loan Amount, (b) prior to a Securitization, Mortgagee shall have consented to such transfer, (c) after a Securitization, (i) Mortgagee shall have consented to such transfer and (ii) the Rating Agencies shall have confirmed in writing that such transfer shall not result in a downgrade, withdrawal or qualification of any securities issued in connection with such Securitization,
(d) acceptable opinions relating to such transfer shall have been delivered by Mortgagor to Mortgagee and to the Rating Agencies (including without limitation tax and bankruptcy opinions) then rating any securities issued in connection with a Securitization, (e) the transferee assumes in writing all obligations of the transferor under the

Loan Documents and executes and delivers such other documentation as may be required by Mortgagee or the Rating Agencies and (f) Mortgagor pays all reasonable expenses incurred by Mortgagee in connection with such transfer.

     "Proceeds" means all of Mortgagor's "proceeds," as such term is defined in
      --------
the UCC, and, to the extent not included in such definition, all proceeds, whether cash or non-cash, movable or immovable, tangible or intangible (including Insurance Proceeds, Condemnation Proceeds, and proceeds of proceeds), from the Security Interest Property, including, without limitation, those from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Security Interest Property and all income, gain, credit, distributions and similar items from or with respect to the Security Interest Property, and including, without limitation, all compensation (or rights thereto) paid to Mortgagor as manager of the Facility.

     "Rating Agencies" means Fitch Investors Service, Inc., Moody's Investors
      ---------------
Service, Inc., Duff & Phelps Credit Rating Co. and S&P, or any successor thereto, and any other nationally recognized statistical rating organization to the extent that any of the foregoing have been or will be engaged by Mortgagee or its designees in connection with a Securitization (each, individually, a "Rating Agency").
 -------------

     "Rents" means, with respect to the Facility, (x) all receipts, rents,
      -----
(whether denoted as advance rent, minimum rent, percentage rent, additional rent or otherwise), issues, income, royalties, profits, revenues, proceeds, bonuses, deposits (whether denoted as security deposits or otherwise), lease termination fees or payments, rejection damages, buy-out fees and any other fees made or to be made in lieu of rent, any award made hereafter to Mortgagor in any court proceeding involving any tenant, lessee, licensee or concessionaire under any of the Leases in any bankruptcy, insolvency or reorganization proceedings in any state or federal court, and all other payments, rights and benefits of whatever nature from time to time due under any of the Leases, including, without limitation, (i) rights to payment earned under any of the Leases for space in the Improvements for the operation of ongoing businesses such as restaurants, news stands, barber shops, beauty shops and pharmacies and (ii) all other income, consideration, issues, accounts, profits or benefits of any nature arising from the ownership or possession of the Facility

     "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-
      ---
Hill Companies, Inc.

     "SPE Equity Owner" means, as applicable, G&L Hampden, Inc., a Delaware
      ----------------
corporation, as to Borrower, and the managing member or general partner of the Subsequent Operator, as to the Subsequent Operator.

     "Subsequent Operator" means Hampden Holding Group, Inc., a Massachusetts
      -------------------
corporation.

     "Taking" means a temporary or permanent taking or voluntary conveyance of
      ------
all or part of the Facility, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority affecting the Facility or any portion thereof whether or not the same shall have actually been commenced.

     "Transfer" means any conveyance, transfer (including, without limitation,
      --------
any transfer of any direct or indirect legal or beneficial interest (including, without limitation, any profit interest) in Mortgagor or any SPE Equity Owner), sale, Lease (including, without limitation, any amendment, extension, modification, waiver or renewal thereof), or Lien, whether by law or otherwise, of, on or affecting the Security Interest Property, Mortgagor or any SPE Equity Owner, other than a Permitted Transfer.

     "UCC" means the Uniform Commercial Code in effect in the jurisdiction in
      ---
which the Facility or any of the Security Interest Property is located, as applicable.

     Section 1.2.  Interpretation of Defined Terms.
                   -------------------------------

      Singular terms shall include the plural forms and vice versa, as applicable, of the terms defined.

      All references to other documents or instruments shall be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified or amended, and all replacements and substitutions therefor.


                                   ARTICLE II

              Particular Covenants and Agreements of the Mortgagor
              ----------------------------------------------------

     Section 2.1.  Payment of Secured Loan Obligations. The Mortgagor shall pay
                   -----------------------------------
when due the principal, the interest, Default Rate interest, Late Charges, and the Yield Maintenance Premium, if any, owing from time to time under the Note and all charges, fees and other Loan Obligations as provided in and strictly in accordance with the Loan Agreement, this Mortgage and the other Loan Documents.

     Section 2.2.  Title, etc.
                   -----------

     (a) The Mortgagor represents and warrants that (i) Mortgagor owns and has good, marketable and insurable fee simple title in and to the Facility, free and clear of all covenants, liens, encumbrances, restrictions, easements and other matters affecting title other than the Permitted Encumbrances, and (ii) there are no outstanding options to purchase or rights of first refusal affecting the Facility.

     (b) The Mortgagor represents and warrants that it owns and has good and absolute title to all existing personal property and fixtures hereby mortgaged, subject only to the Permitted Encumbrances. The personal property and fixtures hereby mortgaged, are free and clear of all liens, charges and encumbrances whatsoever, including, without limitation, conditional sales contracts, chattel mortgages, security agreements, financing statements and everything of a similar nature other than the Permitted Encumbrances.

     (c) The Mortgagor represents and warrants that it has the full power and lawful authority to grant, bargain, sell, release, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto the Mortgagee the Mortgaged Estate as hereinabove provided and warrants that it will forever defend the title to the Mortgaged Estate and the validity and priority of the lien or estate hereof against the claims and demands of all Persons whomsoever.

     Section 2.3.  Further Assurances; Filing; Re-Filing; etc.
                   -------------------------------------------

     (a) The Mortgagor shall execute, acknowledge and deliver, from time to time, such further instruments as Mortgagee may reasonably require to accomplish the purposes of this Mortgage.

     (b) The Mortgagor, immediately upon the execution and delivery of this Mortgage, and thereafter from time to time, shall cause this Mortgage, any security agreement, mortgage, modification or amendment supplemental hereto and each document, instrument and agreement of further assurance to be filed, registered or recorded and refiled, re-registered or re-recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and perfect the lien or estate of this Mortgage upon the Mortgaged Estate.

     (c) The Mortgagor shall pay all intangible taxes, recording taxes, filing, registration and recording fees, all refiling, re-registration and re-recording fees, and all expenses incident to the execution, filing, recording and acknowledgment of this Mortgage, any security agreement or mortgage, modification or amendment supplemental hereto and any document, instrument and agreement of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of the execution, delivery, filing, registration and recording of the Note, this Mortgage or any of the other Loan Documents, any security agreement or mortgage supplemental hereto or any document, instrument or agreement of further assurance.

     (d) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of mortgages or security agreements or debts secured thereby or the manner of collecting such taxes so as to adversely affect the Mortgagee, the Mortgagor, this Mortgage or the lien hereof, the Mortgagor will pay any such tax on or before the due date thereof. If the Mortgagor fails to make such prompt payment or if, in the reasonable opinion of the Mortgagee, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits the Mortgagor from making such payment or would penalize the Mortgagee if the Mortgagor makes such payment or if, in the opinion of the Mortgagee, the making of such payment might result in the imposition of interest beyond the Maximum Amount, then the entire balance of the Loan Obligations shall, at the option of the Mortgagee, become due and payable on the date that is one hundred and twenty
(120) days after the passage of such law, order, rule or regulation.

     (e) The Mortgagor hereby indemnifies and holds the Mortgagee harmless from any sales or use tax that may be imposed on the Mortgagee by virtue of the Loan from the Mortgagee to the Mortgagor other than taxes imposed on the income, stock or assets of the Mortgagee.

     Section 2.4.  Liens.  Without limiting the obligations of the Mortgagor
                   -----
under Section 2.6, the Mortgagor shall not create or suffer to be created any
      -----------
mortgage, deed of trust, lien, security interest, charge or encumbrance upon the Mortgaged Estate or any portion thereof, prior to, on a parity with, or subordinate to the lien of this Mortgage other than a Permitted Encumbrance.
The Mortgagor shall pay and promptly discharge at the Mortgagor's cost and expense, any such mortgages, deeds of trust, liens, security interests, charges or encumbrances upon the Mortgaged Estate or any portion thereof or interest therein.

     Section 2.5.  Insurance and Casualty Events.
                   -----------------------------

     (a) At all times while the Mortgagor is indebted to the Mortgagee, the Mortgagor shall maintain the following insurance:

          (i) During any period of repair or restoration including, without limitation, during any period of repair or restoration necessitated by a casualty loss or a Taking, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Facility against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Mortgagee may request, in form and substance acceptable to Mortgagee.

     (ii) Insurance with respect to the Improvements, Equipment and Inventory against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent the Mortgagor from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Improvements, Equipment and Inventory located on the Facility. As used herein, "full insurable value" means the actual replacement cost of the Improvements, Equipment and Inventory (without taking into account any depreciation), determined annually by an insurer or by the Mortgagor or, at the request of the Mortgagee, by an Independent insurance broker (subject to the Mortgagee's reasonable approval) including an endorsement covering acts of municipal authorities including increased cost of construction and demolition;

     (iii) Commercial general liability insurance, including contractual injury, bodily injury, broad form death and property damage liability, and umbrella liability insurance against any and all claims, including all legal liability to the extent insurable imposed upon the Mortgagor and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Facility in such amounts as are generally required by institutional lenders for properties comparable to the Facility but in no event with limits for the Facility of less than $1,000,000 per occurrence with combined single limit coverage for bodily injury or property damage and excess (umbrella) liability coverage for the Facility of no less than $10,000,000 per occurrence and $10,000,000 aggregate;

     (iv) Statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by the Mortgagor), with respect to any work on or about the Facility;

     (v) Business interruption and/or loss of "rental value" insurance for the Facility in an amount equal to eighteen(18) months estimated Gross Revenue attributable to the Facility and based on the Gross Revenue for the immediately preceding year and otherwise sufficient to avoid any co-insurance penalty;

     (vi) If all or any portion of the Improvements, or any portion of the Land is located within a federally designated flood hazard zone, flood insurance in an amount equal to the lesser of the full insurable value of the Facility or the maximum amount of flood insurance available;

           (vii) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed at the Facility, in such amounts as the Mortgagee may from time to time require and which are customarily required by institutional mortgagees with respect to similar properties similarly situated; and

           (viii) Earthquake insurance (if necessary) satisfactory to and from an insurer satisfactory to Mortgagee.

           (ix) Such other insurance with respect to the Improvements, Equipment and Inventory located on the Facility against loss or damage as is requested by the Mortgagee (including, without limitation liquor/dramshop, hurricane and earthquake (if necessary) insurance) provided such insurance is of the kind for risks from time to time customarily insured against and in such amounts as are generally required by institutional lenders for properties comparable to the Facility or which Mortgagee may deem necessary in its reasonable discretion.

     (b) The Mortgagor will maintain the insurance coverage described in Section
                                                                         -------
2.5 with companies acceptable to Mortgagee and with a claims paying ability of
---
not less than "AA" by S&P and AA or its equivalent by any one of the other Rating Agencies (except for earthquake insurance, which may be issued by companies having a claims paying ability of not less than "BBB" by S&P and BBB or its equivalent by any one of the other Rating Agencies). All insurers providing insurance required by this Mortgage shall be authorized to issue insurance in the state where the Facility is located.

     The insurance coverage required under Section 2.5(a) may be effected under
                                           --------------
a blanket policy or policies covering the Mortgaged Estate and other property and assets not constituting a part of the Mortgaged Estate; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Facility and Equipment and Inventory located thereon, and any sublimits in such blanket policy applicable to the Mortgaged Estate, which amounts shall not be less than the amounts required pursuant to Section 2.5(a) and which shall in
                                              --------------
any case comply in all other respects with the requirements of this Section 2.5.
                                                                    -----------

     (c) All insurance policies shall be in such form and with such endorsements and in such amounts as shall be satisfactory to Mortgagee (and Mortgagee shall be entitled to approve amounts, form, risk coverage, deductibles, loss payees and insureds). The policy referred to in Section 2.5(a)(ii) shall contain a
                                                 ----------
replacement cost endorsement and a waiver of depreciation. Certified copies of all of the above-mentioned insurance policies have been delivered to and shall be held by the Mortgagee. All such policies shall name the Mortgagee as an additional insured/loss payee, shall provide that all Insurance Proceeds be payable to the Mortgagee as set forth in Section 2.5(d), and shall contain: (i) "Non
                          --------------
Contributory Standard Lender Clause" and a Lender's Loss Payable Endorsement (Form 438 BFUNS) or their equivalents naming Mortgagee as the person to whom all payments shall be paid and a provision that payment of Insurance Proceeds in excess of One Hundred Thousand Dollars ($100,000.00) shall be made by a check payable only to Mortgagee; (ii) a waiver of subrogation endorsement as to the Mortgagee and its assigns providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by the Mortgagor, the Mortgagee or any other named insured, additional insured or loss payee, except for the willful misconduct of the Mortgagee knowingly in violation of the conditions of such policy; (iii) an endorsement indicating that neither the Mortgagee nor the Mortgagor shall be or be deemed to be a co-insurer with respect to any risk insured by such policies and shall provide for an aggregate deductible per loss for all policies of an amount not more than that which is customarily maintained by prudent owners of property of the same type and quality as the Facility, but in no event in excess of five percent (5%) of the full insurable value of the Improvements, Equipment and Inventory (ten percent (10%) in the case of earthquake insurance), if required, with respect to all casualty insurance policies and Five Thousand Dollars ($5,000.00) in the case of all other policies of insurance maintained hereunder; (iv) a provision that such policies shall not be canceled or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty (30) days prior written notice to the Mortgagee in each instance; and (v) include effective waivers by the insurer of all claims for insurance premiums against any loss payees, additional insureds and named insureds (other than the Mortgagor). Certificates of insurance with respect to all renewal and replacement policies shall be delivered to the Mortgagee not less than ten (10) days prior to the expiration date of any of the insurance policies required to be maintained hereunder which certificates shall bear notations evidencing payment of applicable premiums and certified copies of such insurance policies shall be delivered to the Mortgagee promptly after the Mortgagor's receipt thereof. If the Mortgagor fails to maintain and deliver to the Mortgagee the certified copies of the original policies or certificates of insurance required by this Mortgage, the Mortgagee may, at its option, not earlier than two (2) days after written notice to Mortgagor, procure such insurance, and the Mortgagor shall reimburse the Mortgagee for the amount of all premiums paid by the Mortgagee thereon promptly, after demand by the Mortgagee, with interest thereon at the Default Rate from the date paid by the Mortgagee to the date of repayment, and such sum shall be a part of the Loan Obligations secured by this Mortgage.

     The Mortgagee shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or the carriers' or the Mortgagor's payment or defense of lawsuits, and the Mortgagor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

     (d) The Mortgagee shall be entitled to receive and collect all Insurance Proceeds and all of the Insurance Proceeds are hereby assigned to the Mortgagee. The Mortgagor shall instruct and cause the issuer of each policy of insurance described herein to deliver to Mortgagee all Insurance Proceeds. The Mortgagor shall execute such further assignments of the Insurance Proceeds as the Mortgagee may from time to time reasonably require. Without limiting the generality of the foregoing, following the occurrence of any casualty or damage involving the Estate or any part thereof, the Mortgagor shall give prompt notice thereof to the Mortgagee and shall cause all Insurance Proceeds payable as a result of such casualty or damage to be paid to the Mortgagee, as additional collateral security hereunder subject to the lien of this Mortgage, to be applied by the Mortgagee to the Loan Obligations.

     (e) In the event of damage, destruction or a casualty with respect to the Facility, except as provided in Section 2.5(f) below, Mortgagor shall cause all
                                ------- ------
Insurance Proceeds to be paid to the Mortgagee, which shall apply such Insurance Proceeds to reduce the Indebtedness in accordance with Section 2.7 and Section
                                                       ------- ---     -------
2.8 of the Loan Agreement.  All Insurance Proceeds received by Mortgagor or
---
Mortgagee in respect of business interruption coverage shall be deposited and maintained in the Cash Collateral Account to be applied by Mortgagee in the same manner as Rents (other than security deposits); provided, however, that if the
                                                --------  -------
Insurance Proceeds of any such business interruption insurance policy are paid in a lump sum in advance, Mortgagee shall hold such Insurance Proceeds or Condemnation Proceeds in a segregated interest-bearing escrow account at the Cash Collateral Account Bank, and Mortgagee shall estimate the number of months required for Mortgagor to restore the damage caused by the casualty to the Facility, shall divide the aggregate business interruption Insurance Proceeds in connection with such casualty by such number of months, and shall disburse from such escrow account into the Cash Collateral Account each month during the performance of such restoration such monthly installment of said Insurance Proceeds. Any Insurance Proceeds made available to Mortgagor for restoration or repair in accordance herewith, to the extent not used by Mortgagor in connection with, or to the extent they exceed the cost of, such restoration, shall be paid to Mortgagor. Interest accruing on the Insurance Proceeds deposited into the segregated interest account and may be paid to Mortgagor at such time that all repairs have been completed and all Insurance Proceeds dispersed.

     (f)  Notwithstanding anything to the contrary set forth in Section 2.5(e)
                                                                --------------
above, the Mortgagee agrees that the Mortgagee shall make the Insurance Proceeds (other than business interruption insurance proceeds, which shall be held and disbursed as provided in Section 2.5(e)), available to Mortgagor for Mortgagor's repair, restoration and replacement of the

Improvements, Equipment and Inventory damaged or taken on the following terms and subject to the Mortgagor's satisfaction of the following conditions:

     (i) At the time of such loss or damage and at all times thereafter, there shall exist no Default or Event of Default which is continuing;

     (ii) The Improvements, Equipment and Inventory for which loss or damage has resulted shall be capable of being restored (including replacements) to their pre-existing condition and utility as existed immediately prior to the occurrence of the loss or damage then in question in all material respects with a value equal to or greater than prior to such loss or damage, and shall be capable of being completed six months prior to the Maturity Date, and prior to the expiration of business interruption insurance;

     (iii) The Mortgagor shall demonstrate to the Mortgagee's reasonable satisfaction the Mortgagor's ability to pay the Loan Obligations coming due during such restoration period;

     (iv) Within thirty (30) days from the date of such loss or damage the Mortgagor shall have given the Mortgagee a written notice electing to have the Insurance Proceeds applied for repair, restoration or replacement of the Improvements, Equipment or Inventory, as applicable;

     (v) Within sixty (60) days following the date of notice under the preceding subparagraph (iv) and prior to any Insurance Proceeds being disbursed to the
-----------------
Mortgagor, the Mortgagor shall have provided to the Mortgagee all of the following:

           (1) if loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), complete plans and specifications for restoration, repair and replacement of the Improvements, Equipment and Inventory lost or damaged to the condition, utility and value required by the preceding subparagraph (ii),
                                                       -----------------

           (2) if loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), fixed-price or guaranteed maximum cost construction contracts for completion of the repair, restoration and replacement work in accordance with the aforementioned plans and specifications,

           (3) if loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), builder's risk insurance for the full cost of construction with the Mortgagee named under a standard mortgagee loss payable clause,

               (4) such additional funds (if any) as in the Mortgagee's reasonable opinion are necessary to complete the repair, restoration and replacement, and

               (5) if loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), copies of all permits and licenses necessary to complete the work in accordance with the plans and specifications and applicable law;

           (vi) If loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), Mortgagee may, at Mortgagor's expense, retain an independent inspector to review and approve plans and specifications and completed construction and to approve all requests for disbursement, which approvals shall be conditions precedent to release of the Insurance Proceeds as work progresses;

           (vii) The Mortgagor shall commence such work within one hundred twenty (120) days after such loss or damage and shall diligently pursue such work to completion;

           (viii) If loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), each disbursement by the Mortgagee of such Insurance Proceeds shall be funded subject to conditions and in accordance with disbursement procedures which a commercial construction lender would typically establish in the exercise of sound banking practices and shall be made only upon receipt of disbursement requests on an AIA G702/703 form (or similar form approved by the Mortgagee) signed and certified by the Mortgagor and its architect and general contractor with appropriate invoices, lien waivers and any other documents, instruments or items which may be required by the Mortgagee in the Mortgagee's sole discretion; and

           (ix) The Mortgagee shall have a first lien and security interest in all building materials and completed repair and restoration work and in all fixtures and equipment acquired with such Insurance Proceeds, and the Mortgagor shall execute and deliver such mortgages, deeds of trust, security agreements, financing statements and other instruments as the Mortgagee shall reasonably request to create, evidence, or perfect such lien and security interest.

     (g) If and to the extent such Insurance Proceeds are not required to be made available to Mortgagor to be used for the repair, restoration and replacement of the Improvements, Equipment and Inventory for which a loss or damage has occurred, or in the event the Mortgagor fails to timely make such election or having made such election fails to timely comply with or is otherwise unable to satisfy the terms and conditions set forth herein, upon five Business Days prior notice to the Mortgagor, the Mortgagee shall be entitled without consent from the Mortgagor to apply such Insurance Proceeds, or the balance thereof, at the Mortgagee's option either (x) to the full or partial payment or prepayment of the Loan Obligations in accordance with Section 2.7 and Section
2.8 of the Loan Agreement, or (y) to the repair, restoration and/or replacement of all or any part of such Improvements, Equipment and Inventory for which a loss or damage has occurred.

     (h)  Subject to the Mortgagee's rights under Section 2.5(f) and (g),
                                                  ------- ------     ---
provided no Default or Event of Default has occurred and the replacement, restoration or repair has been completed in accordance with this Mortgage, any Insurance Proceeds available to Mortgagor for replacement, restoration or repair, to the extent not used by Mortgagor in connection with, or to the extent they exceed the cost of such replacement, restoration or repair shall be paid to Mortgagor.

     (i) The Mortgagor appoints the Mortgagee to act after the occurrence of an Event of Default as the Mortgagor's attorney-in-fact, coupled with an interest, to cause the issuance of or an endorsement of any policy to bring the Mortgagor into compliance herewith and, as limited above, at the Mortgagee's sole option, to make any claim for, receive payment for, and execute and endorse any documents, checks or other instruments in payment for loss, theft, or damage covered under any such insurance policy; however, in no event will the Mortgagee be liable for failure to collect any amounts payable under any insurance policy.

     (j) The Mortgagee shall be entitled at its option to participate in any compromise, adjustment or settlement in connection with any claims for loss, damage or destruction under any policy or policies of insurance, in excess of One Hundred Thousand Dollars ($100,000.00), and the Mortgagor shall within ten
(10) Business Days after request therefor reimburse the Mortgagee for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Mortgagee in connection with such participation. The Mortgagor shall not make any compromise, adjustment or settlement in connection with any such claim in excess of One Hundred Thousand Dollars ($100,000.00), without the prior written approval of the Mortgagee.

     (k) In the event of foreclosure of the lien of this Mortgage or other transfer of title or assignment of the Mortgaged Estate in extinguishment, in whole or in part, of the Loan Obligations, all right, title and interest of the Mortgagor in and to all policies of casualty insurance covering all or any part of the Mortgaged Estate shall inure to the benefit of and pass to the successors in interest to the Mortgagee or the purchaser or grantee of the Mortgaged Estate or any part thereof.

     (i) Mortgagor shall not obtain or maintain any policy of insurance with respect to Mortgagor, the Mortgaged Estate or any part thereof which does not satisfy each of the requirements of this Section.

     Section 2.6  Impositions.
                  -----------

     (a) The Mortgagor shall pay or cause to be paid, before any fine, penalty, interest or cost attaches thereto, all of the Impositions, including, without limitation, any ground rents due under any ground lease agreements, if applicable, as well as all claims for labor, materials or supplies that, if unpaid, might by law become a lien on the Mortgaged Estate, and shall submit to Mortgagee such evidence of the due and punctual payment of all such Impositions and claims as may be required by law; provided, however, that if by law any such Imposition may be paid in installments (whether or not interest shall accrue on the unpaid balance thereof), the Mortgagor may pay the same in installments (together with accrued interest on the unpaid balance thereof) as the same respectively become due, before any fine, penalty, interest or cost attaches thereto.

     (b) The Mortgagor at its expense may, after prior notice to the Mortgagee, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or lien therefor or any claims of mechanics, materialmen, suppliers or vendors or liens thereof, and may withhold payment of the same pending such proceedings if permitted by law, as long as (i) in the case of any Impositions or lien therefor or any claims of mechanics, materialmen, suppliers or vendors or liens thereof, such proceedings shall suspend the collection thereof from the Mortgaged Estate, (ii) neither the Mortgaged Estate nor any part thereof or interest therein will be sold, forfeited or lost if the Mortgagor pays the amount or satisfies the condition being contested, and the Mortgagor would have the opportunity to do so, in the event of the Mortgagor's failure to prevail in the contest, (iii) the Mortgagee would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Mortgagor has not furnished additional security as provided in clause (iv) below, or to any risk of criminal liability, and neither
            -----------
the Mortgaged Estate nor any interest therein would be subject to the imposition of any lien for which the Mortgagor has not furnished additional security as provided in clause (iv) below, as a result of the failure to comply with such
            -----------
law or of such proceeding and (iv) the Mortgagor shall have furnished to the Mortgagee additional security in respect of the claim being contested or the loss or damage that may result from the Mortgagor's failure to prevail in such contest in such amount as may be reasonably requested by the Mortgagee, but in no event less than one hundred and twenty five percent (125%) of the amount of such claim.

     (c) Without in any way limiting Mortgagor's obligations hereunder, Mortgagor shall fund the Basic Carrying Costs Sub-Account to the extent required pursuant to the Loan Agreement and the real property taxes and assessments applicable to the Facility shall be paid from the Basic Carrying Costs Sub-Account, all in accordance with the Loan Agreement.

     Section 2.7  Maintenance of the Improvements and Equipment.  The Mortgagor
                  ---------------------------------------------
shall not permit the Improvements or Equipment to be removed or demolished or otherwise altered (provided, however, that the Mortgagor may remove, demolish or alter such Improvements and Equipment that become obsolete in the usual conduct of the Mortgagor's business and the removal or alteration of which do not materially detract from the operation of the Mortgagor's business and Mortgagor promptly replaces the same with Improvements or Equipment, as applicable, of equivalent value and functionality); shall maintain the Mortgaged Estate in good repair, working order and condition, except for reasonable wear and use; shall not commit or suffer any waste; shall not do or suffer to be done anything which would or could increase the risk of fire or other hazard to the Mortgaged Estate or which would or could result in the cancellation of any insurance policy carried with respect to the Mortgaged Estate, restore and repair the Improvements and Equipment or any part thereof now or hereafter damaged or destroyed by any fire or other casualty or affected by any Taking; provided, however, that if the fire or other casualty is not insured against or insurable, the Mortgagor shall so restore and repair even though no Insurance Proceeds are received.

     Section 2.8.  Compliance With Laws.
                   --------------------

     (a) The Mortgagor represents and warrants that the Facility and the Mortgagor's operations at and use of the Facility currently comply in all material respects with all Legal Requirements, including without limitation, the Americans with Disabilities Act, and the orders, rules and regulations of the American Insurance Association or any other body now or hereafter constituted exercising similar functions. The Mortgagor shall maintain the Facility in compliance with all future Legal Requirements.

     (b) The Mortgagor hereby confirms the representations, warranties and covenants set forth in Section 4.1(v) and Sections 5.1(d) through (i), inclusive, of the Loan Agreement (relating to liabilities of the Mortgagor under applicable Environmental Laws) insofar as such representations, warranties and covenants apply to the Mortgaged Estate.

     (c) The Mortgagor shall notify the Mortgagee promptly of any written notice or order that the Mortgagor receives from any Governmental Authority with respect to the Mortgagor's compliance with any Legal Requirements, including, without limitation, the Americans with Disabilities Act and the Environmental Laws, relating to the Facility and promptly take any and all actions necessary to bring its operations at the Facility into compliance with such Legal

Requirements, including, without limitation, the Americans with Disabilities Act and the Environmental Laws (and shall fully comply with the requirements of such Legal Requirements, including, without limitation, the Americans with Disabilities Act and the Environmental Laws, that at any time are applicable to its operations at the Facility) all to the extent required under the applicable provisions of the Loan Agreement; provided, that, subject to Section 5.1(d) of
                                                             ------- ------
the Loan Agreement, the Mortgagor at its expense may, after prior notice to the Mortgagee, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the validity or application, in whole or in part, of any such Legal Requirements, including, without limitation, Environmental Laws, as long as (i) neither the Mortgaged Estate nor any part thereof or any interest therein, will be sold, forfeited or lost if the Mortgagor pays the amount or satisfies the condition being contested, and the Mortgagor would have the opportunity to do so, in the event of the Mortgagor's failure to prevail in the contest, (ii) the Mortgagee would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Mortgagor has not furnished additional security as provided in clause (iii)
                                                                   ------------
below, or to any risk of criminal liability, and neither the Mortgaged Estate nor any interest therein would be subject to the imposition of any lien for which the Mortgagor has not furnished additional security as provided in clause
                                                                         ------
(iii) below as a result of the failure to comply with such Legal Requirement or
-----
Environmental Law or the Americans with Disabilities Act or of such proceeding and (iii) the Mortgagor shall have furnished to the Mortgagee additional security in respect of the claim being contested or the loss or damage that may result from the Mortgagor's failure to prevail in such contest in such amount as may be reasonably requested by the Mortgagee in light of the risk attendant to such contest, but in no event less than one hundred and twenty five percent (125%) of the amount of such claim.

     (d) After thirty (30) days prior written notice (except in the case of a bona fide emergency in which no such prior written notice shall be required, but in which event notice shall be given as soon as practicable) and the Mortgagor's failure to so comply, but subject to subparagraph (c) above, the Mortgagee, at
                                     ----------------
its election and in its sole discretion may (but shall not be obligated to) cure any failure on the part of the Mortgagor to comply with any Legal Requirements, including Environmental Laws, and without limitation, may take any of the following actions:

           (i) arrange for the prevention of any Release or threat of Release of Hazardous Substances at the Facility in violation of, or potentially requiring clean up, removal or remediation under, Environmental Laws, and pay any costs associated with such prevention;

           (ii) arrange for the removal or remediation of Hazardous Substances that may be Released or result from a Release at the Facility in violation of, or potentially requiring clean up, removal or remediation under, Environmental Laws, and pay any costs associated with such removal and/or remediation;

           (iii) pay, on behalf of the Mortgagor, any costs, fines or penalties imposed on the Mortgagor by any Governmental Authority in connection with such Release or threat of Release of Hazardous Substances in violation of, or potentially requiring clean up, removal or remediation under, Environmental Laws; or

           (iv) make any other payment or perform any other act intended to prevent a lien in favor of any Governmental Authority from attaching to the Mortgaged Estate.

Any partial exercise by the Mortgagee of the remedies hereinafter set forth, or any partial undertaking on the part of the Mortgagee to cure the Mortgagor's failure to comply with such Legal Requirements, including Environmental Laws, shall not obligate the Mortgagee to complete the actions taken or require the Mortgagee to expend further sums to cure the Mortgagor's noncompliance; nor shall the exercise of any such remedies operate to place upon the Mortgagee any responsibility for the operation, control, care, management or repair of the Facility or make the Mortgagee the "operator" of the Facility within the meaning of any Environmental Laws. Any amount paid or costs incurred by the Mortgagee as a result of the exercise by the Mortgagee of any of the rights hereinabove set forth, together with interest thereon at the Default Rate from the date paid by the Mortgagee, shall be due and payable by the Mortgagor to the Mortgagee within ten (10) days after demand therefor, and until paid shall be added to and become a part of the Loan Obligations secured hereby; and the Mortgagee, by making any such payment or incurring any such costs, shall be subrogated to any rights of the Mortgagor to seek reimbursement from any third parties, including, without limitation, a predecessor-in-interest to the Mortgagor's title who may be a "responsible party" or otherwise liable under any Environmental Law in connection with any such Release or threat of Release of Hazardous Substances.

     (e) If the Mortgagee suspects that Remedial Work may be required, the Mortgagee may request that an environmental survey and risk assessment with respect to the Mortgaged Estate be prepared and the Mortgagor agrees to supply, at its cost, such a survey and risk assessment by an Independent Engineer selected by the Mortgagor and satisfactory to the Mortgagee, in form and detail satisfactory to the Mortgagee (including, if the Mortgagee reasonably suspects that Remedial Work may be required, test borings of the ground and chemical analyses of air, water and waste discharges), estimating current liabilities and assessing potential sources of future liabilities of the Mortgagor or any other owner or operator of the Facility under applicable Environmental Laws.

     (f) The Mortgagor agrees to indemnify, reimburse, defend (with counsel satisfactory to Mortgagee at Mortgagee's election), and hold harmless the Mortgagee for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, consequential damages, attorneys' fees, disbursements and expenses, and consultants' fees, disbursements and expenses, including costs of Remedial Work, asserted against, resulting to, imposed on, or incurred by the Mortgagee, directly or indirectly, in connection with any of the following:

           (i) events, circumstances, or conditions which are alleged to, or do, form the basis for an Environmental Claim;

           (ii) the presence, Use or Release of Hazardous Substances at, on, in, under or from any Facility which presence, Use or Release requires or could require Remedial Work;

           (iii) any Environmental Claim against Mortgagor, Mortgagee, or any Person whose liability for such Environmental Claim the Mortgagor has or may have assumed or retained either contractually or by operation of law; or

           (iv) the breach of any representation, warranty or covenant set forth in Section 4.1(v) and Sections 5.1(d) through 5.1(i), inclusive, of the
        ------ ------     -------- ------         ------
     Loan Agreement.

           (v) any failure by Mortgagor to fulfill each and every obligation undertaken pursuant to this Section 2.8(f).
                                 ------- ------

     The indemnity provided in this Section 2.8(f) shall not be included in any
                                    ------- ------
exculpation of the Mortgagor or its partners, members, shareholders or any other Person from personal liability provided in this Mortgage or in any of the other Loan Documents. Further, Mortgagor's obligations under this Section 2.8(f)
                                                             ------- ------
shall survive (in perpetuity) the closing and disbursement of the funds evidenced by the Note, payment of the Note, payment and performance of the Loan Obligations, any release, reconveyance, discharge or foreclosure of this Mortgage, conveyance by deed in lieu of foreclosure, transfer by Mortgagee's sale, and any subsequent conveyance of the Mortgaged Estate. Nothing in this
Section 2.8(f) shall be deemed to deprive the Mortgagee of any rights or
------- ------
remedies provided to it elsewhere in this Mortgage or the other Loan Documents or otherwise available to it under law. Mortgagor waives and releases Mortgagee from any rights or defenses Mortgagor may have under common law or Environmental Laws for liability arising or resulting from the presence, Use or Release of Hazardous Substances except to the extent directly and solely caused by the gross negligence, fraud or willful misconduct of Mortgagee or Mortgagee's agents.

     Section 2.9.  Limitations of Use.  The Facility is and shall be used
                   ------------------
exclusively as set forth in Section 3.1(o) of the Loan Agreement and uses
                            ------- ------
reasonably ancillary thereto. The Mortgagor shall not, without the prior written consent of the Mortgagee (a) materially change the use of the Facility or (b) initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses that may be made of the Facility or any part thereof, except as may be necessary in connection with the uses permitted pursuant to the first sentence of this Section 2.9. The Mortgagor shall comply with the provisions of
                 -----------
all Leases, licenses, agreements and private covenants, conditions and restrictions that at any time are applicable to the Facility.

     Section 2.10. Inspection of the Property. The Mortgagor shall keep
                   --------------------------
adequate records, accounts and books in accordance with GAAP and shall permit the Mortgagee and its authorized representatives to enter the Facility and inspect the Mortgaged Estate and examine the records, accounts and books of the Mortgagor with respect thereto and make copies or extracts thereof, at Mortgagee's cost and expense, all upon reasonable advance notice and at such reasonable times as may be requested by the Mortgagee, subject, however, to the rights of the tenants or occupants of the Facility. Notwithstanding the foregoing, after the occurrence and continuation of an Event of Default, Mortgagor shall pay any costs and expenses incurred by Mortgagee to examine Mortgagor's records, and accounts relating to the Mortgaged Estate as Mortgagee shall determine to be necessary or appropriate in the protection of Mortgagee's interest.

     Section 2.11.  Actions to Protect Mortgaged Estate. If the Mortgagor shall
                    -----------------------------------
fail to (a) effect the insurance required by Section 2.5, or (b) make the
                                             -----------
payments required by Section 2.6, the Mortgagee may, without obligation to do
                     -----------
so, and upon notice to the Mortgagor (except in an emergency) effect or pay the same. If the Mortgagor shall fail to perform or observe any of its other covenants or agreements hereunder, the Mortgagee may, without obligation to do so, and upon 30 days' prior written notice to the Mortgagor (except in an emergency) effect the same. To the maximum extent permitted by law, all sums, including reasonable attorneys' fees and disbursements, so expended or expended to sustain the lien or estate of this Mortgage or its priority, or to protect or enforce any of the rights hereunder, or to recover any of the Loan Obligations, shall be a lien on the Mortgaged Estate, shall be deemed to be added to the Loan Obligations secured hereby, and shall be paid by the Mortgagor within ten (10) days after demand therefor, together with interest thereon at the Default Rate.

     Section 2.12.  Condemnation.
                    ------------

     (a) Should the Mortgaged Estate or any part thereof be taken or damaged by reason of a Taking, or should the Mortgagor receive any written notice regarding any such proceeding, the Mortgagor shall give prompt notice thereof to the Mortgagee.

     (b) The Mortgagee shall be entitled to receive and collect all Condemnation Proceeds, and all such compensation, awards, damages and other payments or relief, together with all rights and causes of action relating thereto or arising out of any Taking, are hereby assigned to the Mortgagee subject to the terms of Section 2.12(c) hereof. The Mortgagor shall execute such further assignments of the Condemnation Proceeds as the Mortgagee may from time to time require. Without limiting the generality of the foregoing, following the occurrence of any Taking involving the Mortgaged Estate or any part thereof, the Mortgagor shall give prompt notice thereof to the Mortgagee and shall cause all Condemnation Proceeds payable as a result of such Taking to be paid to the Mortgagee as additional collateral security hereunder subject to the lien of this Mortgage and applied in accordance with Section 2.12(b).
                                             ---------------

     (c)  Notwithstanding anything to the contrary in Section 2.12(b) above, the
                                                      ---------------
Mortgagee agrees that the Mortgagee shall make the Condemnation Proceeds (other than Condemnation Proceeds in respect of a temporary Taking, which shall be held and disbursed in accordance with Section 2.12(b) above) available to the
                                 ------- -------
Mortgagor for the Mortgagor's repair, restoration or replacement of the Improvements, Equipment or Inventory affected by the Taking on the following terms and subject to the Mortgagor's satisfaction of the following conditions:

           (i) At the time of such Taking and at all times thereafter, there shall exist no Default or Event of Default which is continuing;

           (ii) The Improvements, Equipment and Inventory affected by the Taking shall be capable of being restored to their pre-existing condition and utility as existed immediately prior to the Taking, in all material respects with a value equal to or greater than prior to such Taking and shall be capable of being completed six (6) months prior to the Maturity Date and prior to the expiration of business interruption insurance;

           (iii) The Mortgagor shall demonstrate to the Mortgagee's reasonable satisfaction the Mortgagor's ability to pay the Loan Obligations relating to the Facility coming due during such restoration period;

           (iv) Within thirty (30) days from the date of such Taking the Mortgagor shall have given the Mortgagee a written notice electing to have the Condemnation Proceeds applied for such repair, restoration or replacement of the Improvements, Equipment or Inventory, as applicable;

           (v) Within sixty (60) days following the date of notice under the preceding subparagraph (iv) and prior to any Condemnation Proceeds being
               -----------------
     disbursed to the Mortgagor, the Mortgagor shall have provided to the Mortgagee all of the following:

           (1) if loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), complete plans and specifications for restoration, repair and replacement of the Improvements, Equipment and Inventory lost or damaged to the condition, utility and value required by the preceding subparagraph (ii),
     -----------------

           (2) if loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), fixed-price or guaranteed maximum cost construction contracts for completion of the repair, restoration and replacement work in accordance with such plans and specifications,

           (3) if loss or damage exceeds $100,000, builder's risk insurance for the full cost of construction with the Mortgagee named under a standard mortgagee loss payable clause,

           (4) such additional funds (if any) as in the Mortgagee's reasonable opinion are necessary to complete the repair, restoration and replacement, and

           (5) if loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), copies of all permits and licenses (if any) necessary to complete the work in accordance with the plans and specifications and applicable law;

     (vi) If loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), Mortgagee may, at Mortgagor's expense, retain an independent inspector to review and approve plans and specifications and completed construction and to approve all requests for disbursement, which approvals shall be conditions precedent to release of the Condemnation Proceeds as work progresses;

     (vii) The Mortgagor shall commence such work within one hundred twenty
(120) days after such Taking and shall diligently pursue such work to completion;

     (viii) If loss or damage exceeds One Hundred Thousand Dollars ($100,000.00), each disbursement by the Mortgagee of such Condemnation

           Proceeds shall be funded subject to conditions and in accordance with disbursement procedures which a commercial construction lender would typically establish in the exercise of sound banking practices and shall be made only upon receipt of disbursement requests on an AIA G702/703 form (or similar form reasonably approved by the Mortgagee) signed and certified by the Mortgagor and its architect and general contractor with appropriate invoices, lien waivers and any other documents, instruments and items as may be required by the Mortgagee in Mortgagee's sole discretion; and

           (ix) The Mortgagee shall have a first lien and security interest in all building materials and completed repair and restoration work and in all fixtures and equipment acquired with such Condemnation Proceeds, and the Mortgagor shall execute and deliver such mortgages, deeds of trust, security agreements, financing statements and other instruments as the Mortgagee shall reasonably request to create, evidence, or perfect such lien and security interest.

     (d) If and to the extent such Condemnation Proceeds are not required to be made available to Mortgagor to be used for the repair, restoration and replacement of the Improvements, Equipment and Inventory affected by the Taking or if Mortgagor fails to timely make such election or having made such election fails to timely comply with or is otherwise unable to satisfy the terms and conditions set forth herein, upon five Business Days prior notice to the Mortgagor, the Mortgagee shall be entitled without consent from the Mortgagor to apply such Condemnation Proceeds, or the balance thereof, at the Mortgagee's option either (x) to the full or partial payment or prepayment of the Loan Obligations in accordance with Section 2.7 of the Loan Agreement, or (y) to the repair, restoration and/or replacement of all or any part of such Improvements, Equipment and Inventory affected by the Taking.

     (e)  Subject to Mortgagee's rights under Section 2.12(d), provided no Event
                                              ------- -------
of Default has occurred and the replacement, restoration or repair has been completed in accordance with this Mortgage, any Condemnation Proceeds, available to Mortgagor for replacement, restoration or repair, to the extent not used by Mortgagor in connection with, or to the extent they exceed the cost of, such replacement, restoration or repair, shall be paid to the Mortgagor.

     (f) The Mortgagee shall be entitled at its option to participate in any compromise, adjustment or settlement in connection with any Taking involving an amount in controversy in excess of One Hundred Thousand Dollars ($100,000.00), and the Mortgagor shall within ten (10) Business Days after request therefor reimburse the Mortgagee for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Mortgagee in connection with such participation. The Mortgagor shall not make any compromise, adjustment or settlement in connection with any such claim in excess of One Hundred Thousand Dollars ($100,000.00) without the prior written approval of the Mortgagee.

     Section 2.13.  Leases; Management Agreements.
                    -----------------------------

     (a) Mortgagor shall timely perform all of its obligations under the terms and conditions of any Leases (including ground leases) and shall not accept rent therefor in advance for a period of more than one (1) month. Mortgagor represents that there are no Leases or agreements to lease all or any part of the Mortgaged Estate now in effect, except those specifically assigned to Mortgagee by the Assignment of Leases. There is no assignment or pledge of any Rents now in effect, except pursuant to the Assignment of Leases. Mortgagor shall not make any assignment or pledge thereof to anyone other than Mortgagee until the Loan Obligations are paid in full.

     (b) Mortgagor shall not enter into any Lease after the date hereof that does not contain terms to the effect as follows:

               (i) such Lease and the rights of the tenant thereunder (including, without limitation, any options to purchase or rights of first offer or refusal) shall be subject and subordinate to the rights of Mortgagee under and the Lien of this Mortgage and Mortgagee's rights under all Loan Documents, and any renewals, modifications and amendments thereto and thereof;

               (ii) such Lease has been assigned as collateral security by Mortgagor as landlord thereunder to Mortgagee under this Mortgage;

               (iii) in the case of any foreclosure hereunder or the giving or granting ofh a deed in lieu thereof, the rights and remedies of the tenant in respect of any obligations of any successor landlord thereunder shall be limited to the equity interest of such successor landlord in the Mortgaged Estate and any successor landlord shall in no event and to no extent (1) be liable for any act, omission or default of any prior landlord under the Lease or (2) be required to make or complete any tenant improvements or capital improvements or repair, restore, rebuild or replace the demised premises or any part thereof in the event of damage, casualty or condemnation or (3) be required to pay any amounts to tenant arising under the Lease prior to such successor landlord taking possession;

               (iv) the tenant's obligation to pay rent and any additional rent shall not be subject to any abatement, deduction, counterclaim or setoff as against any mortgagee, deed of trust trustee, beneficiary under any deed of trust or purchaser upon the foreclosure of any of the Mortgaged Estate or the giving or granting of a deed in lieu thereof by reason of a landlord default occurring prior to such foreclosure and such mortgagee, deed of trust trustee, beneficiary under any deed of trust or purchaser will not be bound by any advance payments of rent in excess of one month or any security deposit unless such security deposit was actually received (or in the case of a letter of credit, was properly transferred in negotiable form);

               (v) the tenant agrees to attorn to Mortgagee or any purchaser of the Mortgaged Estate upon a foreclosure of the Mortgaged Estate or the giving or granting of a deed in lieu thereof, at the option of Mortgagee or such purchaser;

               (vi) the tenant agrees to give notice to Mortgagee of any default by landlord under the Lease and Mortgagee shall have a reasonable time to cure, should Mortgagee so elect, any default of landlord prior to tenant exercising any rights of tenant to terminate or cancel such Lease; and

               (vii) all lease payments shall be due on or before the fifth
           (5th) day of each calendar month.

     (c) The Mortgagor shall not without the prior consent of the Mortgagee enter into, amend or terminate any management agreements, franchise agreements or Operator Lease, except as otherwise specifically permitted pursuant to the Loan Agreement. The Mortgagor shall diligently perform all terms and covenants of any and all Management Agreements.

     (d) Mortgagor shall not create, or permit the Mortgaged Estate or any part thereof to become subject to, any easement, license or restrictive covenant, other than a Permitted Encumbrance. Without limiting the generality of the immediately preceding sentence, Mortgagor shall not enter into, consent to, grant, amend, modify, restate or supplement any document, instrument or agreement affecting, related to or impacting upon the Mortgaged Estate, the title thereto or any portion or aspect thereof, including, without limitation, any easement, reciprocal easement agreement, or any declaration of easements or covenants.

     Section 2.14. Mortgagee Reliance. Mortgagor acknowledges that Mortgagee has
                   ------------------
examined and relied on the experience of Mortgagor and its partners, shareholders and members (including, without limitation, the direct and indirect legal and beneficial owners of Mortgagor), in owning and operating properties such as the Facility in agreeing to make the Loan, and will continue to rely on Mortgagor and such experience of such persons as a means of maintaining the value of the Facility as security for repayment of the Loan and performance of all of Mortgagor's obligations under the Loan Documents. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Facility so as to insure that, should Mortgagor allow a Transfer to occur without Mortgagee's prior written consent, Mortgagee may exercise all of its rights hereunder.

     Section 2.15. No Transfer. Except for Permitted Transfers, Mortgagor shall
                   -----------
not and shall not cause, allow, or permit, and shall prevent from occurring, a Transfer, without the prior written consent of Mortgagee, which consent may be withheld or conditioned in Mortgagee's sole and absolute discretion. Consent to any such Transfer by Mortgagee shall not be deemed a waiver of Mortgagee's right to require such consent to any further or future Transfers. In the event of any violation of this Section 2.15, Mortgagee may, at its option, accelerate and
                  ------------
declare the outstanding principal amount, unpaid interest, Default Rate interest, Late Charges, Yield Maintenance Premium and any other amounts owing by Mortgagor to be immediately due and payable, without notice or demand, and whether or not Mortgagee shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to any Facility or all or any portion of the Security Interest Property.


                                   ARTICLE III

                    Assignment of Rents, Issues and Profits
                    ---------------------------------------

     Section 3.1.  Assignment of Rents, Issues and Profits. The Mortgagor does
                   ----------------------------------------
hereby absolutely and unconditionally assign to the Mortgagee the Mortgagor's right, title and interest in all current and future Leases and Rents, it being intended by the Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. This Section 3.1
                                                                     -----------
presently gives Mortgagee the right to collect the Rents and to apply the Rents in partial payment of the Note and Loan Obligations and otherwise in accordance with the terms of the Loan Agreement. Mortgagor intends that the Rents and Leases be absolutely assigned as provided in this Section 3.1 and that they no
                                                  -----------
longer be, during the term of this Section, property of the Mortgagor or property of the estate of Mortgagor, as defined by 11 U.S.C. (S)541. If any law exists requiring Mortgagee to take actual possession of the Mortgaged Estate (or some action equivalent to taking possession of the Mortgaged Estate, such as securing the appointment of a receiver) in order for Mortgagee to "perfect" or "activate" the rights and remedies of Mortgagee as provided in this Section, Mortgagor waives the benefit of such law. Such assignment to the Mortgagee shall not be construed to bind the Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Leases or otherwise impose any obligation upon the Mortgagee and notwithstanding the assignment, Mortgagor shall remain liable for any obligations undertaken by Mortgagor pursuant to any Lease. Mortgagor agrees that, further to evidence and reflect the assignment granted herein, Mortgagor shall execute, acknowledge and deliver to Mortgagee such additional instruments in form and substance reasonably satisfactory to Mortgagee as may hereafter be requested by Mortgagee (but which are not inconsistent with the terms of this Section 3.1 and the other Loan
                                            -----------
Documents) and shall record such leases or memoranda thereof, and all assignments thereof, all at Mortgagor's expense. Subject to the terms of this

Section 3.1 and the Loan Agreement, the Mortgagee grants to the Mortgagor a
-----------
license, revocable as hereinafter provided, to collect and use the Rents subject to the requirements of the Loan Agreement. Upon the occurrence of an Event of Default (except an Event of Default set forth in Sections 7.1(x), (xi) and (xii)
                                                 -------- ------  ----     -----
of the Loan Agreement, in which event the revocation hereinafter described shall be automatic and simultaneous with the occurrence of such Event of Default), the license granted to Mortgagor herein shall, at Mortgagee's election, be revoked by the Mortgagee, and the Mortgagee shall immediately be entitled to possession of all Rents then or thereafter in the Collection Account and in the Cash Collateral Account or wherever they may be and all Rents collected thereafter (including Rents past due and unpaid), whether or not the Mortgagee enters upon or takes control of the Mortgaged Estate. Upon such a revocation of the license granted herein, Mortgagee shall provide Mortgagor with written notice of same. Any Rents collected by the Mortgagor from and after the date on which an Event of Default occurred shall be held by Mortgagor in trust for Mortgagee. The Mortgagee is hereby granted and assigned by the Mortgagor the right, at its option, upon revocation of the license granted herein, to enter upon the Mortgaged Estate in person, by agent or by court appointed receiver to collect Rents with or without taking the actual possession of the Mortgaged Estate or any equivalent action. Any Rents collected after the revocation of the license may be applied by Mortgagee in its sole and absolute discretion toward payment of the Loan Obligations in accordance with Section 2.8 of the Loan Agreement.
                                           -----------


                                   ARTICLE IV

                               Security Agreement
                               ------------------

     Section 4.1.  Security Agreement.  This Mortgage creates a lien on and a
                   -------------------
security interest in the Security Interest Property, and shall constitute a security agreement and "fixture filing" under the UCC or other law applicable to the creation of liens on and security interests in personal property and fixtures. As further security for the payment and performance of the Loan Obligations this Mortgage shall constitute a financing statement under the UCC with the Mortgagor as the "debtor" and the Mortgagee as the "secured party". To the extent permitted by law, Mortgagor hereby authorizes Mortgagee to file financing and continuation statements necessary to continue the lien of and security interest evidenced by this Mortgage with respect to the Security Interest Property without the signature of Mortgagor, and Mortgagor hereby irrevocably appoints Mortgagee as attorney-in-fact (which appointment shall be deemed coupled with an interest) for the purposes of executing and filing such financing and continuation statements.

     Section 4.2.  Rights Upon Default.   If an Event of Default occurs, the
                   -------------------
Mortgagee, in addition to the rights and remedies granted to the Mortgagee by applicable law and this Mortgage, shall have all rights and remedies of a secured party under the UCC, and in addition, Mortgagee shall have all of the rights and remedies of a secured party and Mortgagee under a Mortgage granted, conferred or permitted by applicable law. Any notice of sale, disposition or other intended action by the Mortgagee with respect to the Mortgagee's rights under the UCC sent to the Mortgagor in accordance with the notice provision hereof at least ten (10) days prior to such action shall constitute commercially reasonable notice to the Mortgagor. The proceeds of any such sale or disposition, or any part thereof, may be applied by the Mortgagee to the payment of the Loan Obligations in accordance with Section 2.7 of the Loan Agreement.
                                           -----------

     Section 4.3.  Warranties, Representations and Covenants.  The Mortgagor
                   ------------------------------------------
hereby warrants, represents and covenants that: (a) the Equipment and Inventory will be kept on or at the Facility and the Mortgagor will not remove any Equipment or Inventory from the Facility, except such portions or items of the Equipment or Inventory that are consumed or worn out in ordinary usage, all of which shall be promptly replaced by the Mortgagor with Equipment or Inventory, as applicable, of equivalent value and functionality, except as otherwise expressly provided in Section 2.7 with respect to Equipment, and (b) all
                      -----------
covenants and obligations of the Mortgagor contained herein relating to the Mortgaged Estate shall be deemed to apply to the Equipment and Inventory whether or not expressly referred to herein. Information relative to the security interest created hereby may be obtained by application to the Mortgagee (secured party). The mailing addresses of the Mortgagor and the Mortgagee are set forth on Page 1.
   ------


                                   ARTICLE V

                          Events of Default; Remedies
                          ---------------------------

     Section 5.1. Events of Default. The term "Event of Default" wherever used
                  ------------------           -----------------
in this Mortgage, shall mean any one of the following events: (a) if Mortgagor fails to pay any amount payable hereunder when due and payable; (b) if any representation or warranty made herein shall be false in any material respect as of the date such representation or warranty was made or remade; (c) the occurrence of a default on the part of Mortgagor under any Lease (subject, however, to any applicable notice and cure periods required under the applicable

Lease) provided that such default adversely affects the value of the Mortgaged Estate or in any way impairs Mortgagor's ability to perform its obligations under the Loan Documents; (d) the failure of Mortgagor to maintain the insurance required in this Mortgage; (e) if a Transfer shall occur without Mortgagee's prior written consent, which consent may be withheld in Mortgagee's sole and absolute discretion; (f) the occurrence of any "Event of Default" under any of the Loan Documents, including, without limitation, the Loan Agreement; or (g) if Mortgagor shall be in default under any of the other obligations, agreements, undertakings, terms, covenants, provisions or conditions of this Mortgage, not otherwise referred to in this Section 5.1, for ten (10) days after written notice to Mortgagor from Mortgagee, in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after written notice from Mortgagee, in the case of any other default (unless otherwise provided herein); provided, however, that if such non-monetary default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that Mortgagor shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Mortgagor in the exercise of due diligence to cure such default but in no event shall such period exceed ninety (90) days after the original notice from Mortgagee.

     Section 5.2.  Acceleration of Maturity.  If an Event of Default shall have
                   ------------------------
occurred, then the entire principal amount of the indebtedness secured hereby with interest accrued thereon and all other Loan Obligations shall, at the option of the Mortgagee, become immediately due and payable without notice or demand, time being of the essence; and any omission on the part of the Mortgagee to exercise such option when entitled to do so shall not be considered as a waiver of such right. Mortgagor hereby expressly waives presentment, demand for payment, notice of protest, notice of dishonor, notice of intent to accelerate the maturity of the indebtedness secured hereby and notice of acceleration of the maturity of the indebtedness secured hereby. Notwithstanding anything contained to the contrary herein, the outstanding principal amount, unpaid interest, Default Rate interest, Late Charges, Yield Maintenance Premium and any other amounts owing by Mortgagor shall be accelerated and immediately due and payable, without any election by Mortgagee upon the occurrence of an Event of Default described in Sections 7.1(x), (xi) or (xii) of the Loan Agreement.
                     -------- ------  ----    -----

     Section 5.3.  Default Remedies.
                   -----------------

     (a) If an Event of Default shall have occurred and be continuing, this Mortgage may, to the maximum extent permitted by law, be enforced, and the Mortgagee may exercise any right, power or remedy permitted to it hereunder, under the Loan Agreement or under any of the other Loan Documents or by law or in equity, and, without limiting the generality of the foregoing, the Mortgagee may, personally or by their agents, to the maximum extent permitted by law:

           (i) enter into and take possession of the Mortgaged Estate or any part thereof, exclude the Mortgagor and all Persons claiming under the Mortgagor whose claims are junior to this Mortgage, wholly or partly therefrom, and use, operate, manage and control the same or any part thereof either in the name of the Mortgagor or otherwise as the Mortgagee shall deem best, and upon such entry, from time to time at the expense of the Mortgagor and the Mortgaged Estate, make all such repairs, replacements, alterations, additions or improvements to the Facility or any part thereof as the Mortgagee may deem proper and, whether or not the Mortgagee has so entered and taken possession of the Mortgaged Estate or any part thereof, collect and receive all Rents and apply the same to the payment of all expenses that the Mortgagee may be authorized to make under this Mortgage, the remainder to be applied to the payment of the Loan Obligations until the same shall have been repaid in full; if the Mortgagee demands or attempts to take possession of the Mortgaged Estate or any part thereof in the exercise of any rights hereunder, the Mortgagor shall promptly turn over and deliver complete possession thereof to the Mortgagee; and

           (ii) personally or by agents, with or without entry, if the Mortgagee shall deem it advisable:

               (x) invoke the power of sale and pursuant to the procedures prescribed by law as a result thereof, sell the Mortgaged Estate or cause the Mortgaged Estate or any part thereof, to be sold at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner and in such order as may be required by law, or, in the absence of any such requirements, as the Mortgagee may deem appropriate and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law;

               (y) proceed to protect and enforce their rights under this Mortgage, by suit for specific performance of any covenant contained herein or in the Loan Documents or in aid of the execution of any power granted herein or in the Loan Documents, or for the foreclosure of this Mortgage (as a mortgage or otherwise) and the sale of the Mortgaged Estate or any part thereof under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as the Mortgagee shall elect, provided, that in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Estate, this

          Mortgage shall continue as a lien on, and security interest in, the remaining portion of the Mortgaged Estate; or

                 (z) exercise any or all of the remedies available to a secured party under the UCC, including, without limitation:

                    (1) either personally or by means of a court appointed
                 receiver, take possession of all or any of the Security Interest Property and exclude therefrom the Mortgagor and all Persons claiming under the Mortgagor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of the Mortgagor in respect of the Security Interest Property, or any part thereof; if the Mortgagee demands or attempts to take possession of the Security Interest Property in the exercise of any rights hereunder, the Mortgagor shall promptly turn over and deliver complete possession thereof to the Mortgagee, as the case may be;

                    (2) without further notice to or demand upon the Mortgagor
                 (except those otherwise required hereby or by the Loan Agreement), make such payments and do such acts as the Mortgagee may deem necessary to protect its security interest in the Security Interest Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance that is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority paying all expenses incurred in connection therewith, which expenses shall thereafter become part of the Loan Obligations secured by the lien of this Mortgage ;

                    (3) require the Mortgagor to assemble the Security Interest
                 Property or any portion thereof, at a place designated by the Mortgagee and reasonably convenient to both parties, and promptly to deliver the Security Interest Property to the Mortgagee, or an agent or representative designated by the Mortgagee, and its agents and representatives, shall have the right to enter upon the premises and property of the Mortgagor to exercise the Mortgagee's rights hereunder;

                    (4) sell, lease or otherwise dispose of the Security
                 Interest Property, with or without having the Security Interest Property at the place of sale, and upon such terms and in such manner as the Mortgagee may determine (and the Mortgagee may be a purchaser at any such sale), provided, however, that Mortgagee, may dispose of the Security Interest Property in accordance with the Mortgagee's rights and remedies in respect of the Mortgaged Estate pursuant to the provisions of this Mortgage in lieu of proceeding under the UCC; and

                    (5) unless the Security Interest Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Mortgagee, shall give the Mortgagor at least ten (10) days prior notice of the time and place of any sale of the Security Interest Property or other intended disposition thereof, which notice Mortgagor agrees is commercially reasonable.

     (b) If an Event of Default shall have occurred, the Mortgagee, to the maximum extent permitted by law, shall be entitled, as a matter of right, to the appointment of a receiver of the Mortgaged Estate, without notice or demand, and without regard to the adequacy of the security for the Loan Obligations or the solvency of the Mortgagor. The Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Mortgagee in case of entry and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Estate, unless such receivership is sooner terminated.

     (c) In any sale under any provision of this Mortgage or pursuant to any judgment or decree of court, the Mortgaged Estate, to the maximum extent permitted by law, may be sold in one or more parcels or as an entirety and in such order as the Mortgagee may elect, without regard to the right of the Mortgagor or any Person claiming under the Mortgagor to the marshalling of assets. The purchaser at any such sale shall take title to the Mortgaged Estate or the part thereof so sold free and discharged of the estate of the Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Upon the completion of any such sale by virtue of this Section 5.3 the Mortgagee, as the case may be, shall execute and
               -----------
deliver to the purchaser an appropriate instrument that shall effectively transfer all of the Mortgagor's estate, right, title, interest, property, claim and demand in and to the Mortgaged Estate or portion thereof so sold, but without any covenant or warranty, express or implied. The Mortgagee is hereby irrevocably appointed the attorney-in-fact of the Mortgagor, coupled with an interest, in its name and stead to make all appropriate transfers and deliveries of the Mortgaged Estate or any portions thereof so sold and, for that purpose, the Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more Persons with like power, the Mortgagor hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered to the Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Mortgagee, for such purpose, and as may be designated in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in, to and under the Mortgaged Estate, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all Persons claiming or who may claim the same, or any part thereof, by, through or under the Mortgagor. The powers and agency herein granted are coupled with an interest and are irrevocable.

     (d) All rights of action under the Loan Documents and this Mortgage may be enforced by the Mortgagee without the possession of the original Loan Documents and without the production thereof at any trial or other proceeding relative thereto.

     Section 5.4.  Application of Proceeds.
                   ------------------------

     (a) Prior to the occurrence and continuance of an Event of Default, any amounts received or collected by Mortgagee under this Mortgage shall be applied in accordance with Section 2.7 of the Loan Agreement. After the occurrence of an Event of Default, any amounts received or collected by the Mortgagee under this Mortgage or any other Loan Document may be applied to any one or more of the following in such order and in such amounts as the Mortgagee may elect in its sole discretion:

           (i) To the payment of all costs, expenses and advances incurred by the Mortgagee, or made by the Mortgagee in the enforcement of this Mortgage or any of the other Loan Documents, the protection of the Lien and security afforded thereby, and the preservation of the Mortgaged Estate, including, without limitation, all expenses of managing the Facility, including, without limitation, the salaries, fees and wages of any managing agent and such other employees as Mortgagee may deem necessary and all expenses of operating and maintaining the Facility, including, without limitation, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance which are due and payable and the cost of all alterations, renovations, repairs or replacements, and all costs and expenses incident to taking and retaining possession of the Facility and the enforcement of any of Mortgagee's rights and remedies hereunder; and

           (ii) To the payment of the Loan Obligations in accordance with the Loan Agreement, this Mortgage and the other Loan Documents.

     (b) No sale or other disposition of all or any part of the Mortgaged Estate pursuant to Section 5.3 shall be deemed to relieve the Mortgagor of its
            -----------
obligations under the Loan

Agreement or any other Loan Document except to the extent the proceeds thereof are applied to the payment of such obligations. If the proceeds of sale, collection or other realization of or upon the Mortgaged Estate are insufficient to cover the costs and expenses of such realization and the payment in full of the Loan Obligations, the Mortgagor shall remain liable for any deficiency subject to Section 6.14 hereof.

     (c) Upon any sale made under the powers of sale herein granted and conferred, the receipt given by Mortgagee will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and their heirs, devisees, personal representatives, successors and assigns thereof will not, after paying such purchase money and receiving such receipt of Mortgagee be obligated to see to the application thereof or be in any way answerable for any loss, misapplication or non-application thereof.

     Section 5.5 Right to Sue. The Mortgagee shall have the right from time to
                 -------------
time to sue for any sums required to be paid by the Mortgagor under the terms of this Mortgage as the same become due, without regard to whether or not the Loan Obligations shall be, or have become, due and without prejudice to the right of the Mortgagee thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence and continuance of any Event of Default existing at the time such earlier action was commenced.

     Section 5.6. Powers of the Mortgagee. The Mortgagee may at any time or
                  ------------------------
from time to time renew or extend this Mortgage or (with the agreement of the Mortgagor) alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof, in whole or in part, and may release or reconvey any portion of the Mortgaged Estate or any other security, and grant such extensions and indulgences in relation to the Loan Obligations, or release any Person liable therefor as the Mortgagee may determine without the consent of any junior lienor or encumbrancer, without any obligation to give notice of any kind thereto, without in any manner affecting the priority of the lien and estate of this Mortgage on or in any part of the Mortgaged Estate, and without affecting the liability of any other Person liable for any of the Loan Obligations.

     Section 5.7.  Remedies Cumulative.
                   --------------------

     (a) No right or remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Mortgage, or under applicable law, whether now or hereafter existing; the failure of the Mortgagee to insist at any time upon the strict observance or performance of any of the provisions of this Mortgage or to exercise any right or remedy provided for herein or under applicable law, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof.

     (b) To the fullest extent permitted by applicable law, the Mortgagee shall be entitled to enforce payment and performance of any of the obligations of the Mortgagor and to exercise all rights and powers under this Mortgage or under any Loan Document or any laws now or hereafter in force, notwithstanding that some or all of the Loan Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise; neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the right of the Mortgagee to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being stipulated that the Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by the Mortgagee in such order and manner as the Mortgagee, in its sole discretion, may determine; every power or remedy given by the Loan Agreement, this Mortgage or any of the other Loan Documents to the Mortgagee, or to which or the Mortgagee is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Mortgagee, and the Mortgagee may pursue inconsistent remedies.

     Section 5.8. Waiver of Stay, Extension, Moratorium Laws; Equity of
                  -----------------------------------------------------
Redemption. To the maximum extent permitted by law, the Mortgagor shall not at
----------
any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, that may affect observance or performance of the provisions of this Mortgage; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Mortgaged Estate or any portion thereof prior to any sale or sales thereof that may be made under or by virtue of Section 5.3; and the Mortgagor, to the extent that it
                           -----------
lawfully may, hereby waives all benefit or advantage of any such law or laws. The Mortgagor, for itself and all who may claim under it, hereby waives, to the maximum extent permitted by applicable law, any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any foreclosure of this Mortgage and (if an Event of Default shall have occurred) all notice or notices of seizure, and all right to have the Mortgaged Estate marshalled upon any foreclosure hereof. The Mortgagee shall not be obligated to pursue or exhaust its rights or remedies as against any other part of the Mortgaged Estate and the Mortgagor hereby waives any right or claim of right to have the Mortgagee proceed in any particular order.

     Section 5.9. Waiver of Homestead. The Mortgagor hereby waives and
                  --------------------
renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state, in and to the Mortgaged Estate as against the collection of the Loan Obligations, or any part thereof.

     Section 5.10.  Discontinuance of Proceedings.  In case the Mortgagee shall
                    ------------------------------
have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, power of sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Mortgagee, then in every such case, the Mortgagor, and the Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Mortgagee shall continue as if no such proceedings had occurred.

                                   ARTICLE VI

                                 Miscellaneous
                                 -------------

     Section 6.1.  Reconveyance by Mortgagee.  Upon payment in full of the Loan
                   --------------------------
Obligations or a complete defeasance with respect to the Mortgaged Estate which complies with the Loan Agreement (if the Loan Agreement provides for defeasance), the Mortgagee shall release the lien of this Mortgage, or upon the request of the Mortgagor, and at the Mortgagor's expense, assign this Mortgage without recourse to the Mortgagor's designee, or to the Person or Persons legally entitled thereto, by an instrument duly acknowledged in form for recording.

     Section 6.2.  Notices.  All notices, demands, consents, requests or other
                   --------
communications that are permitted or required to be given by any party to the other hereunder shall be in writing and given in the manner specified in Section
8.6 of the Loan Agreement.

     Section 6.3.  Amendments; Waivers; etc.   This Mortgage cannot be modified,
                   -------------------------
changed or discharged except by an agreement in writing, duly acknowledged in form for recording, signed by the Mortgagor and the Mortgagee.

     Section 6.4.  Successors and Assigns.  This Mortgage applies to, inures to
                   -----------------------
the benefit of and binds the Mortgagor, the Mortgagee and each of their respective successors and assigns and shall run with the Land.

     Section 6.5.  Captions.  The captions or headings at the beginning of each
                   --------
Article and Section hereof are for the convenience of the parties hereto and are not a part of this Mortgage.

     Section 6.6. Severability. If any term or provision of this Mortgage or
                  ------------
the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Mortgage shall be valid and enforceable to the maximum extent permitted by law. If any portion of the Loan Obligations shall for any reason not be secured by a valid and enforceable lien upon any part of the

Mortgaged Estate, then any payments made in respect of the Loan Obligations (whether voluntary or under foreclosure or other enforcement action or procedure or otherwise) shall, for purposes of this Mortgage (except to the extent otherwise required by applicable law) be deemed to be made (a) first, in respect of the portion of the Loan Obligations not secured by the lien of this Mortgage,
(b) second, in respect of the portion of the Loan Obligations secured by the lien of this Mortgage, but which lien is on less than all of the Mortgaged Estate, and (c) last, to the portion of the Loan Obligations secured by the lien of this Mortgage, and which lien is on all of the Mortgaged Estate.

     Section 6.7. Indemnity; Expenses. Except for actions by Mortgagor against
                  --------------------
Mortgagee where Mortgagor is the prevailing party, Mortgagor will pay or reimburse the Mortgagee for all reasonable attorneys' fees, costs and expenses incurred by it in any suit, action, legal proceeding or dispute of any kind in which it is made a party or appears as party plaintiff or defendant, affecting the Loan Obligations, this Mortgage or the interest created herein, or the Mortgaged Estate, or any appeal thereof, including, without limitation, activities related to enforcement of the remedies of Mortgagee, activities related to protection of Mortgagee's collateral, any foreclosure action or exercise of the power of sale, any action commenced under Section 5.3, any
                                                          ------- ---
condemnation action involving the Mortgaged Estate or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against the Mortgagor, or any lessee of the Mortgaged Estate (or any part thereof), and any such amounts paid or incurred by the Mortgagee shall be added to the Loan Obligations and shall be secured by this Mortgage. The Mortgagor will indemnify, defend and hold the Mortgagee harmless from and against all claims, damages, and expenses, including reasonable attorneys' fees and court costs, resulting from any action by a third party against the Mortgagee relating to this Mortgage or the interest created herein, or the Mortgaged Estate, including, but not limited to, any action or proceeding claiming loss, damage or injury to person or property, or any action or proceeding claiming a violation of or liability under any Legal Requirements, including applicable Environmental Laws, provided the Mortgagor shall not be required to indemnify the Mortgagee for matters to the extent caused by the gross negligence, willful misconduct or fraud by either of them, respectively. The Mortgagor acknowledges that it has undertaken the obligation to pay all intangibles taxes and documentary taxes now or hereafter due in connection with the Loan Obligations and the Loan Documents, and the Mortgagor agrees to indemnify and hold the Mortgagee harmless from any intangibles taxes and documentary stamp taxes, and any interest or penalties, which the Mortgagee may hereafter be required to pay in connection with the Loan Obligations or Loan Documents. The agreements of this Section 7.7 shall expressly survive in perpetuity satisfaction of this Mortgage and repayment of the Loan Obligations, any release, reconveyance, discharge or foreclosure of this Mortgage, conveyance by deed in lieu of foreclosure, sale, and any subsequent transfer by Mortgagee's conveyance of the Mortgaged Estate. The indemnification by Mortgagor of Mortgagee does not and shall not be deemed to limit or modify Mortgagor's insurance or other obligations under the Loan Documents and, Mortgagor's compliance with the insurance requirements under the Loan Documents shall not limit or modify Mortgagor's indemnification obligations under the Loan Documents. Mortgagor's duty to defend is independent of Mortgagor's duty to indemnify, and shall be applicable regardless of mortgagor's independent liability for such claims, claims based on Mortgagee's strict liability or liability without fault, or Mortgagee's lack of detriment or payment of claims. At any stage in the claim or suit against Mortgagee, Mortgagee is entitled to obtain summary adjudication regarding Mortgagor's duty to defend.

     Section 6.8.  Estoppel Certificates.  The Mortgagor and the Mortgagee each
                   ----------------------
hereby agree at any time and from time to time upon not less than fifteen (15) days prior written notice from the other party to execute, acknowledge and deliver to the party specified in such notice, a statement, in writing, certifying that this Mortgage is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto), and stating whether or not, to the best knowledge of such certifying party, any Default or Event of Default has occurred, and, if so, specifying each such Default or Event of Default; provided, however, that it shall be a condition precedent to the Mortgagee's obligation to deliver the statement pursuant to this Section 6.8, that the
                                                     -----------
Mortgagee shall have received, together with the Mortgagor's request for such statement, an Officer's Certificate stating that no Default or Event of Default exists as of the date of such certificate (or specifying such Default or Event of Default).

     Section 6.9.  Applicable Law.  This Mortgage shall be governed by and
                   ---------------
construed in accordance with the laws of the State in which the Facility is located.

     Section 6.10. Limitation of Interest. It is the intention of Mortgagor and
                   ----------------------
Mortgagee to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in any Loan Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under any Loan Document or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to principal by Mortgagee (or if the Loan shall have been paid in full, refunded to Mortgagor); and (ii) in the event that maturity of the Loan is accelerated by reason of an election by Mortgagee resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount of interest allowed by applicable law, and any interest in excess of the maximum amount of interest allowed by applicable law, if any, provided for in the Loan Documents or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore prepaid, shall be credited to principal (or if the principal portion of the Loan and any other amounts not constituting interest shall have been paid in full, refunded to Mortgagor.)

     In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum amount allowed by applicable law, Mortgagee shall, to the maximum extent permitted under applicable law (a) exclude voluntary prepayments and the effects thereof, and (b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Loan so that the interest rate is uniform throughout the entire term of the Loan; provided, that if the Loan is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the maximum amount allowed by applicable law, Mortgagee shall refund to Mortgagor the amount of such excess, and in such event, Mortgagee shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the maximum amount allowed by applicable law.

     Section 6.11. Assignment. The Mortgagee shall have the right to assign
                   ----------
this Mortgage and the obligaitions hereunder to any Person in accordance with the Loan Agreement. The parties hereto acknowledge that following the execution and delivery of this Mortgage, the Mortgagee may sell, transfer or assign this Mortgage and any or all of the other Loan Documents to the trustee or servicer in connection with a Securitization. All references to "Mortgagee" hereunder shall be deemed to include the assigns of the Mortgagee including the trustee or servicer in any Securitization.

     Section 6.12. Time of the Essence. Time is of the essence with respect to
                   -------------------
each and every covenant, agreement and obligation of the Mortgagor under this Mortgage, the Note and all other Loan Documents.

     Section 6.13.  WAIVER OF JURY TRIAL.  THE MORTGAGOR AND MORTGAGEE, HEREBY
                    --------------------
WAIVE ANY RIGHT THAT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS MORTGAGE OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF MORTGAGOR AND/OR THE MORTGAGEE WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS MORTGAGE OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES UNDER THIS MORTGAGE OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH OF THE

MORTGAGOR AND THE MORTGAGEE AGREES THAT EITHER OF THEM MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE MORTGAGOR, AND MORTGAGEE IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF THE MORTGAGEE TO MAKE THE LOAN AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN THE MORTGAGOR, AND THE MORTGAGEE SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     Section 6.14. Exculpation. This Mortgage and the obligations of Mortgagor
                   -----------
hereunder are and shall be subject to and limited by the exculpation provisions of Section 8.14 of the Loan Agreement; provided, however, prior to the payment of the Difference and any applicable hedging or interest rate management breakage costs incurred by the Mortgagee on the Stabilization Date Payment Date pursuant to Section 8.32(c) of the Loan Agreement, the Loan shall be fully
            ------- -------
recourse as described in Section 8.14 of the Loan Agreement.
                         ------- ----

     Section 6.15. Cross-Collateralization. Without limitation to any other
                   -----------------------
right or remedy provided to Mortgagee in this Mortgage or any of the other Loan Documents, Mortgagor acknowledges and agrees that (i) upon the occurrence of an Event of Default, to the fullest extent permitted by law, Mortgagee shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings which Mortgagee, in its sole and absolute discretion, shall determine from time to time, (ii) Mortgagee is not required to either marshall assets, sell Collateral in any inverse order of alienation, or be subjected to any "one action" or "election of remedies" law or rule, (iii) the exercise by Mortgagee of any remedies against any Collateral will not impede Mortgagee from subsequently or simultaneously exercising remedies against other Collateral; (iv) all Liens and other rights, remedies and privileges provided to Mortgagee in the Loan Documents or otherwise shall remain in full force and effect until Mortgagee has exhausted all of its remedies against the Collateral and all Collateral has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Loan, and (v) all of the Facilities (as defined in the Loan Agreement) shall remain security for the performance of all of Mortgagor's obligations hereunder, under the Note and under any of the other Loan Documents.

     Section 6.16. Exhibits. The information set forth on the cover, heading
                   --------
and recitals hereof, and the Exhibits attached hereto, are hereby incorporated herein as a part of this Mortgage with the same effect as if set forth in the body hereof.

     Section 6.17.  Future Advances.  This Mortgage is intended to secure future
                    ---------------
advances. Mortgagee has no obligation whatsoever to make any future advance hereunder.

     Section 6.18.  No Endorsement.  The Mortgagee shall neither become or be
                    --------------
considered to be an endorser, co-maker or co-obligor on the Note or any obligation of the Mortgagor secured by this Mortgage.

     Section 6.19. Collateral. In the event that Mortgagor granted any
                   ----------
collateral under any other Loan Document that otherwise is not granted in this Mortgage, then such collateral shall be deemed granted pursuant to this Mortgage.

     Section 6.20. Power of Sale. This Mortgage is upon the STATUTORY CONDITION
                   -------------
and upon the further condition that all covenants and agreements on the part of Mortgagor herein undertaken and in the Note and every other document executed in connection therewith shall be kept and fully performed and that no breach of any other of the conditions specified herein shall be permitted, for any breach of which covenants, agreements, or conditions the Mortgagee shall have the STATUTORY POWER OF SALE.

     IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor as of the day and year first above written and this document shall take effect as an instrument under seal.

                                       G&L HAMPDEN, LLC
                                       a Delaware limited liability company

                                       By: G&L Hampden, Inc., its
                                           Managing Member


                                       By:      __________________________
                                                Mark H. Hamermesh
                                                Senior Vice President

STATE OF ______________  )
                         SS:
COUNTY OF _____________  )

          I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Mark H. Hamermesh, as Senior Vice President of G&L HAMPDEN, INC., a Delaware corporation, to me personally known, which corporation is the Managing Member of G&L, HAMPDEN LLC, a Delaware limited liability company, freely and voluntarily under authority duly vested in him by said corporation and is the free act and deed of Mark H. Hamermesh, as Senior Vice President, as aforesaid, on behalf of said limited liability company, and that the seal affixed thereto is the true corporate seal of said corporation.

          WITNESS my hand and official seal in the County and State last aforesaid this _____ day of October, 1997.

                    _____________________________________
                    Notary Public

                    ________________________________________
                    Typed, printed or stamped
                    name of Notary Public

My Commission Expires:

                                   Exhibit A
                                   ---------

                            DESCRIPTION OF PROPERTY
                            -----------------------

                                      -48-